UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 2, 2020

Blonder Tongue Laboratories, Inc.

(Exact Name of registrant as specified in its charter)

Delaware	1-14120	52-1611421
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

  One Jake Brown Road, Old Bridge, New Jersey  08857

(Address of principal executive offices) (Zip Code)

  Registrant’s telephone number, including area code: (732) 679-4000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $.001	BDR	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On September 2, 2020, Blonder Tongue Laboratories, Inc. (the “Company”) entered into Deferred Compensation Agreements (the “Agreements”) with certain of its executive officers (each, an “Executive,” and together, the “Executives”), which Agreements provide for the deferral of certain compensation otherwise payable by the Company to each Executive. Under the terms of the Agreements, each Executive agreed to the deferral of a specified percentage of the cash compensation to be earned by such Executive for a specified period of time, measured from September 2, 2020.

As of each date on which compensation that would otherwise have been paid is deferred pursuant to each Executive’s Agreement, the Company will accrue a number of shares of its common stock calculated by dividing (i) the dollar amount of the deferred compensation for such date by (ii) the fair market value of one share of the Company’s common stock (the “Accrued Shares”). For purposes of calculating the number of Accrued Shares, “fair market value” will equal the official closing price on the NYSE American consolidated tape on the calculation date, or if that day in not a trading day on the trading day immediately preceding such day, as long as the Company’s common stock is listed on the NYSE American exchange). On or before March 15, 2021, the Company is obligated to deliver to each Executive the number of Accrued Shares applicable to such Executive, subject to compliance with applicable tax withholding obligations. The Executives, their positions with the Company and details regarding the percentage deferred and deferral period are provided below:

Name and Title	Percentage	Deferral Period
Edward R. Grauch President, Chief Executive Officer	5%	09/02/2020 – 12/12/2020
Eric Skolnik Senior Vice President, Chief Financial Officer	5%	09/02/2020 – 12/12/2020
Ronald V. Alterio Senior Vice President-Engineering, Chief Technology Officer	5%	09/02/2020 – 12/12/2020
Allen Horvath Senior Vice President-Operations, Asst. Secretary	25%	09/02/2020 – 12/12/2020

The foregoing summary of the Agreements does not purport to be complete and is qualified in its entirety by reference to the full text of the form of Deferred Compensation Agreement, which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d)       Exhibits. The following exhibit is filed herewith:

Exhibit No.	Description

10.1	Form of Deferred Compensation Agreement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLONDER TONGUE LABORATORIES, INC.

By:	/s/ Eric Skolnik
Eric Skolnik Senior Vice President and Chief Financial Officer

Date: September 4, 2020

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